UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

CIBC Atlas Funds

Annual Report

OCTOBER 31, 2022

CIBC Private Wealth Advisors, Inc.

CIBC Atlas Disciplined Equity Fund

AWEIX

CIBC Atlas Mid Cap Equity Fund

AWMIX

CIBC Atlas Income Opportunities Fund

AWIIX

CIBC Atlas All Cap Growth Fund

AWGIX

CIBC Atlas Equity Income Fund

AWYIX

CIBC Atlas International Growth Fund

AWWIX

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at https:// www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-328-3863; and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022
(Unaudited)

SHAREHOLDERS’ LETTER

Dear CIBC Atlas Funds Investors,

The Funds’ fiscal year was that in which the global economy successfully navigated its way through the final phases of the pandemic. Social policy measures in response to pandemic have been relaxed or removed and underpinned continued global economic strength. The economic expansion has not been a perfect “stair-step” function however. Unsettling the expansion was geopolitical strife from the Ukrainian – Russian war, resulting in severe sanctions and stressed relationships with Western Europe. China and United States political relations have also been volatile, resulting in a reevaluation of global supply chains, trade, energy and economic policies, and also hints of a new “cold war” with China and Russia. Lastly, rising global inflation was a major concern for global central banks, where resulting policy responses has had clear implications for consumer, corporations and an interconnected global economy.

At the time of this letter last year, we wrote that the Federal Reserve had signaled for policy rate increases, and that policy rates would increase on a quicker cadence should inflation prove less transitory. Unfortunately, the latter part of the previous statement has come to fruition. In an effort to reduce inflation, the U.S. Federal Reserve has increased its benchmark overnight policy rate at cadence and amplitude not seen in decades. The resulting pace and size of the reductions has caused both stock and bond market volatility, resulting in steep drawdowns for both markets.

From a fundamental point of view, consumers and corporations are faced with a new reality that the epoch of quantitative easing and zero interest rate policy is at an end. A more normalized interest rate environment has fundamental implications, with liquidity and discount rates at the forefront of those inputs. A higher interest rate environment generally means a more cautious and calculated deployment of capital, which could translate to a deterioration in corporate profitability and also lower return profiles for the intermediate-term. Still, we maintain our confidence in high quality corporations that have meaningfully deployed capital in varying environments will ultimately return that value to investors.

Despite the forward looking challenges, the CIBC Atlas Funds remain fully committed to the philosophy of fundamental, active investing while maintaining an opportunistic, high-quality bias for our investors in order to return value to our Funds’ shareholders. We would like to take this opportunity to thank you for your investment and support in the CIBC Atlas Funds.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022
(Unaudited)

Following is a discussion of each fund’s performance and strategy for the fiscal year.

CIBC Atlas Disciplined Equity Fund

The equity market declined in the one year period ending October 31, 2022 with the S&P 500 Index declining 14.61%. After several years of strong market gains, equity valuations contracted as the cost of capital increased with the rapid tightening of monetary policy by the Federal Reserve. High levels of inflation, the Russian invasion of Ukraine and concerns about an economic slowdown also dampened investor sentiment.

The best performing sector in the period was Energy, which far outpaced the market. More defensive sectors such as Consumer Staples, Utilities and Healthcare also delivered positive returns. The worst performing sectors were Communication Services, Consumer Discretionary and Real Estate.

The CIBC Atlas Disciplined Equity Fund declined 16.61%, underperforming the benchmark S&P 500 Index by 200 basis points. On the positive side, relative performance was strong in Communication Services, Consumer Discretionary and Information Technology. Good stock selection in Media & Entertainment and Telecommunication Services were additive to relative performance in the Communication Services sector. Stock selection in the Retailing industry and stock selection and an underweight position in Semiconductors were additive in the Consumer Discretionary and Information Technology sectors.

Financials, Health Care and Consumer Staples were relative underperformers. In Financials, an overweight exposure to capital market sensitive Asset Managers and Exchanges & Data industries were the largest headwinds. In Health Care, underperformance in Pharmaceuticals and an overweight position in Life Sciences Tools & Services hurt relative performance. Despite positive stock selection in the Consumer Staples sector, an underweight position detracted from performance as the sector outperformed the broad market.

We remain committed to our strategy of investing in quality companies with strong free cash flow generation and attractive valuations in quality companies with strong free cash flow generation and attractive valuation.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022
(Unaudited)

CIBC Atlas Mid Cap Equity Fund

The Russell Mid-Cap Growth Index declined 28.94% for the one year period ending October 31, 2022. Only the Energy and Consumer Staples sectors had positive returns in this time period. Conversely, the Information Technology sector was significantly negative followed by Consumer Discretionary sector.

The CIBC Atlas Mid Cap Equity Fund returned -21.53% for the same period. Our stock selection in the Consumer Discretionary and Information Technology sectors were the largest drivers of the outperformance as we identified companies with stronger financials that were better able to withstand a market decline. The notable performance drags were from our health care stock selection and underweight to the Energy sector.

The two biggest contributors to performance were from AutoZone and Enphase Energy. AutoZone is a leading retailer of aftermarket auto parts. The products are less sensitive to both weaker economic conditions and pricing. If a car needs a new part to run, the buyer, whether an individual or repair garage, will pay the price. AutoZone has successfully grown its more profitable private label business as a way to provide some price savings. Enphase Energy is a manufacturer of inverters used in solar energy generation. The company is a leading beneficiary of the increasing usage of solar panels as a way of providing clean alternative energy.

The two largest detractors were EPAM Systems and Avantor. EPAM systems is an outsourced provider of software development that had heavy employment exposure to Ukraine. We trimmed our holding early in the year when the likelihood of hostilities became evident, but we still see the company as a long-term winner. Avantor is involved in the infrastructure of biotechnology product development and was hurt by a pullback in industry demand. We continue to believe in their long-term competitive positioning and are holding on.

We continue our ongoing focus in investing in high quality companies with above average growth prospects while maintaining disciplines on the price we are paying for those businesses.

CIBC Atlas Income Opportunities Fund

Elevated geopolitical risks, heightened volatility, and rapidly tightening monetary policy pressured market returns in the one year period ending October 31, 2022. The S&P 500 declined 14.61%. Investors remain intensely focused on economic data points that might give some indication as to the direction of the US and global economy. Those data readings remain mixed,

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022
(Unaudited)

with a robust labor market and strong consumer spending offset by high inflation causing a significant rise in interest rates. The 10-year US treasury yield expanded nearly 250 basis points starting the one year period at 1.55% and ending at 4.05%.

In equities, the best performing equity sectors during the period were Energy, Consumer Staples and Utilities. The worst performing sectors were Communication Services, Consumer Discretionary, Real Estate and Information Technology.

The CIBC Atlas Income Opportunities Fund declined 12.21% in the twelve months ending October 31, 2022; outperforming the blended benchmark (60% S&P 500 Index/40% Bloomberg US Government Credit/Index) return of -14.87% by 266 basis points. The Fund’s equity and fixed income holdings outperformed the respective asset class benchmarks.

By sector, Communication Services, Industrials and Information Technology were the largest contributors to relative performance. The Fund’s underweight in Communication Services, and stock selection in Information Technology and Industrials added to the Fund’s performance.

The Healthcare, Energy and Materials sectors were detractors to overall relative performance. The Fund’s relative weight to the Healthcare sector and the holdings in Scotts Miracle-Gro within the Materials sector were the largest detractors to the Fund’s performance.

Bonds were not immune to market volatility with the Bloomberg US Government/Credit Index declining 16.04% for the one year period ending October 31, 2022. The Fund’s exposure to long duration Government bonds underperformed holdings in higher yielding, shorter duration corporate debt. Within the corporate exposure in Energy and Automotive holdings were additive while Media and Real Estate sectors detracted from performance.

We continue to manage the Fund to take advantage of opportunities arising from both macro developments and changes in company fundamentals. We focus on investing in both the debt and equity of high quality companies with attractive free cash flow characteristics that generate an above average level of current income.

CIBC Atlas All Cap Growth Fund

The Russell 3000® Growth Total Return Index declined 24.67% over the one year period ending October 31, 2022. Energy and Consumer Staples were the best performing sectors in the index during the period. They were also the

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022
(Unaudited)

only subsector posting positive absolute returns. Communication Services, Consumer Discretionary, Information Technology, Health Care, Real Estate, and Financials were the worst performing sectors in the index, all posting negative returns during the period.

The CIBC Atlas All Cap Growth Fund declined 26.01% during the same period, underperforming the Russell 3000® Growth benchmark. The sectors which detracted most from the fund’s performance during the period were Healthcare, Industrials and Consumer Staples. In each of these sectors, fund underperformance was primarily the result of poor stock selection. Meanwhile, the fund’s Communication Services and Consumer Discretionary holdings outperformed the broader index, the S&P 500, and the Russell 3000® Index holdings. In both of these sectors, the fund benefitted from its lower allocation to this sector compared to its weightings in the index, and good stock picking.

Eli Lily, Elevance Health, Devon Energy, and EOG Resources were the biggest contributors to the fund’s returns during the past 12 months. The largest detractors were Amazon, Edwards Life Sciences, Nvidia and Blackstone.

We remain committed to our strategy of investing in high quality open ended growth companies at reasonable valuations.

CIBC Atlas Equity Income Fund

The Russell 1000® Index declined 16.38% for the one year period ending October 31, 2022. The weakness was broad-based, with only two sectors – Energy and Utilities – posting positive returns for the year. The Information Technology sector was the biggest drag on the index, accounting for roughly a third of the losses.

The CIBC Atlas Equity Income Fund declined 12.16% for the same period, outperforming the benchmark Russell 1000® by 4.22%. The year was characterized by a dramatic shift from growth to value as inflation ran ahead of expectations, interest rates rose significantly and investors moved incrementally toward investments generating dividends rather than preferring companies that might not pay a dividend for many years. The generally safer, lower-volatility nature of dividend-paying stocks helped buoy fund performance in these unsteady conditions. The top contributors to fund performance during the year included managed care provider Elevance Health – formerly Anthem Health – (ELV +27%), oil and natural gas pipeline operator Enterprise Products Partners (EPD +20%), pharma giant Eli Lilly (LLY +49%), defense contractor L3Harris Technologies (LHX +13%), and

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022
(Unaudited)

pipeline operator Magellan Midstream Partners (MMP +20%). On the whole, the fund’s outperformance was helped by sector allocation decisions. In particular, the fund’s underweighting in the underperforming communication services and information technology sectors relative to the benchmark, and the overweighting in the energy and health care sectors drove much of the outperformance.

The reversal in sentiment can be seen in the fund’s bottom-contributing positions, as many of last year’s top contributors fell out of favor this year: tech giant Microsoft (MSFT -29%), alternative investment manager Blackstone Group (BX -31%), staffing firm Robert Half International (RHI -31%), money center bank JPMorgan Chase (JPM -24%) and cell tower real estate investment trust American Tower (AMT -25%). Each of these were among the top performing holdings in the fund in 2021. All of the abovementioned positions remained in the fund at the end of the period.

We remain committed to the approach of investing in high quality dividend growth stocks which offer a combination of current income and capital appreciation, and we believe this investment style can continue to do well in an inflationary environment with rising interest rates.

CIBC Atlas International Growth Fund

International markets suffered significant losses during the one year period ended October 31, 2022. The benchmark MSCI All Country World Index (“ACWI”) ex-US Index was down 24.35% over the period. The year was characterized by significant macro risk and geopolitical turmoil. From the first days of the year, investors were combating a new foe, inflation. Multiple years of global financial easing, supply chain shocks, and the recent rise in commodity prices all contributed to a global inflation problem. This problem is being addressed by central bankers through higher interest rates and tighter financial conditions which have negatively impacted risk assets including equities. The environment was further clouded by the war in Ukraine, leadership changes in the multiple countries including the UK (twice), continued COVID restrictions in China, a strong US dollar, and finally political uncertainty in China during the Party Congress. The war in Ukraine had an especially harsh impact on Europe and the UK. Energy prices soared throughout the year and a winter heating crisis looms. Combined with slower than expected growth, investors rapidly increased their expectations for recession in Europe and the UK as the year moved on. Many of these global uncertainties still remain today, however, global equity valuations outside the USA now better reflect slower growth and increased risk.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022
(Unaudited)

The CIBC Atlas International Growth Fund roughly matched the benchmark with a return of -24.69% vs. the benchmark return of -24.35%. On a sector basis, Consumer Discretionary, Materials, and Energy were the best performing areas on a relative basis, while Technology and Healthcare were the biggest detractors. On a country and regional basis, Japan and non-represented resource intensive countries (Canada and Brazil) were the worst performing geographies, while the United Kingdom and our represented resource intensive countries (Norway and Australia) were best. Thematically, energy and the UK were positive themes. The portfolio typically carries high quality energy exposure and our multi year exposure to LNG and gas exporters to Europe benefited the portfolio as the war in Ukraine emerged. In addition, the overweight to the UK was a positive from a selection and allocation perspective as attractive valuations trumped a deteriorating macro environment. The Fund is unhedged from a currency perspective and the rapid accent of the US dollar was a material drag to absolute performance this year.

Looking forward to the next fiscal year, the picture remains highly uncertain. While geopolitical factors will continue to play a large role in news flow, the outlook for stock selection is improving. Global equities outside the USA are valued on a larger discount to the USA than has been experienced in many years. Markets have priced in a draconian macro outlook which could prove to be too pessimistic. In Europe it appears gas storage will see the region through the winter, in China COVID restrictions could ease, and in the UK political stability could be emerging. In total, the International Growth portfolio owns extremely high quality, well capitalized companies with excellent management teams. This winning formula should drive above average earnings growth and stock returns over the long run.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022
(Unaudited)

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. It should not be regarded as investment advice or recommendation of specific securities. Holdings are subject to change. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio. Past performance is not indicative of future results.

Mutual fund investing involves risk, including possible loss of principal. There is no assurance that the Funds will achieve their stated objectives. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities (MBS) are subject to prepayment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain MBS. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Investments in securities of MLPs involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Income Opportunities Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022
(Unaudited)

Definition of the Comparative Indices

The Bloomberg US Government/Credit Index is an unmanaged index that includes government and investment-grade corporate bonds with at least one year until maturity.

The MSCI ACWI ex-US Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries.

The Russell 1000® Index measures the performance of the large-cap segment of the US equity universe. It includes over 90% of the total market capitalization of all listed US stocks, and is considered a bellwether index for large cap investing.

The Russell 3000® Growth Total Return Index consists of the growth segment of the 3,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest US companies, based on total market capitalization, which represents approximately 98% in the investable US equity market.

The Russell Mid-Cap Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the US stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND
OCTOBER 31, 2022 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED OCTOBER 31, 2022(1)
	1 Year	3 Years	5 Years	10 Years	Inception to Date
CIBC Atlas Disciplined Equity Fund, Institutional Shares	-16.61%	9.02%	11.01%	12.73%	9.52%
S&P 500 Index	-14.61%	10.22%	10.44%	12.79%	9.00%

(1)

On January 2, 2014, the Invesco Disciplined Equity Fund (the “Invesco Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Disciplined Equity Fund (“AT Disciplined Equity Fund”). Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund (the “Atlantic Whitehall Predecessor Fund”, collectively the “Predecessor Funds”) and the AT Disciplined Equity Fund assumed the historical performance of the Predecessor Funds. Information presented from September 21, 2009 through January 2, 2014 is that of the Invesco Predecessor Fund. Inception date of the Atlantic Whitehall Predecessor Fund was December 1, 2005. Information presented prior to September 21, 2009 is that of the Atlantic Whitehall Predecessor Fund. On June 25, 2018, the name of the AT Disciplined Equity Fund changed to CIBC Atlas Disciplined Equity Fund. See Note 1 in Notes to Financial Statements.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND
OCTOBER 31, 2022 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN
	FOR YEAR ENDED OCTOBER 31, 2022(1)(2)
	1 Year	3 Years	5 Years	Inception to Date
CIBC Atlas Mid Cap Equity Fund, Institutional Shares	-21.53%	5.36%	7.46%	8.26%
Russell Mid-Cap Growth Index	-28.94%	6.27%	8.66%	9.05%

(1)	Fund commenced operations on June 27, 2014.

(2)	On June 25, 2018, the name of the AT Mid Cap Equity Fund changed to CIBC Atlas Mid Cap Equity Fund. See Note 1 in Notes to Financial Statements.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2022 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED OCTOBER 31, 2022(1)(2)
	1 Year	3 Years	5 Years	Inception to Date
CIBC Atlas Income Opportunities Fund, Institutional Shares	-12.21%	5.28%	6.67%	6.40%
60/40 Hybrid of the S&P 500 Index and Bloomberg U.S. Government/Credit Index	-14.87%	4.89%	6.39%	6.88%
S&P 500 Index	-14.61%	10.22%	10.44%	10.56%
Bloomberg U.S. Government/Credit Index	-16.04%	-3.64%	-0.32%	0.86%

(1)	Fund commenced operations on June 27, 2014.

(2)	On June 25, 2018, the name of the AT Income Opportunities Fund changed to CIBC Atlas Income Opportunities Fund. See Note 1 in Notes to Financial Statements.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND
OCTOBER 31, 2022 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED OCTOBER 31, 2022(1)(2)
	1 Year	3 Years	5 Years	10 Years	Inception to Date
CIBC Atlas All Cap Growth Fund, Institutional Shares	-26.01%	7.64%	11.12%	11.74%	8.31%
Russell 3000® Growth Total Return Index	-24.67%	11.31%	12.07%	14.37%	10.24%

(1)

On February 12, 2018, the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT All Cap Growth Fund (the “AT All Cap Growth Fund”). Class R and Class I shares of the All Cap Growth Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT All Cap Growth Fund. Information presented prior to February 12, 2018 is that of the All Cap Growth Predecessor Fund. Inception date of the All Cap Growth Predecessor Fund was September 28, 2007. On June 25, 2018, the name of the AT All Cap Growth Fund changed to CIBC Atlas All Cap Growth Fund.

(2)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund changed its fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND
OCTOBER 31, 2022 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED OCTOBER 31, 2022(1)(2)
	1 Year	3 Years	5 Years	10 Years	Inception to Date
CIBC Atlas Equity Income Fund, Institutional Shares	-12.16%	9.77%	11.40%	10.92%	11.24%
Russell 1000® Index	-16.38%	9.99%	10.19%	12.66%	11.98%

(1)

On February 12, 2018, the Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Equity Income Fund (the “AT Equity Income Fund”). Class R and Class I shares of the Equity Income Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT Equity Income Fund. Information presented prior to February 12, 2018 is that of the Equity Income Predecessor Fund. Inception date of the Equity Income Predecessor Fund was April 30, 2010. On June 25, 2018, the name of the AT Equity Income Fund changed to CIBC Atlas Equity Income Fund.

(2)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas Equity Income Fund changed its fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND
OCTOBER 31, 2022 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED OCTOBER 31, 2022(1)
	1 year	3 year	Inception to Date
CIBC Atlas International Growth Fund, Institutional Shares	-24.69%	-0.96%	0.24%
MSCI ACWI ex-US Index	-24.35%	-1.23%	1.15%

(1)	The Fund commenced operations on May 31, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY
FUND
OCTOBER 31, 2022

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK** — 96.0%	Shares	Value

COMMUNICATION SERVICES — 7.7%

Alphabet, Cl A *	386,979	$36,573,385

Alphabet, Cl C *	471,756	44,656,423

T-Mobile US *	197,431	29,922,643

		111,152,451

CONSUMER DISCRETIONARY — 9.6%

Amazon.com *	658,111	67,416,891

Dollar General	82,720	21,097,736

Home Depot	104,725	31,012,214

TJX	269,283	19,415,304

		138,942,145

CONSUMER STAPLES — 4.0%

Costco Wholesale	34,514	17,308,771

Mondelez International, Cl A	328,595	20,202,021

PepsiCo	110,318	20,031,542

		57,542,334

ENERGY — 4.9%

Chevron	111,215	20,118,793

ConocoPhillips	133,617	16,847,768

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY
FUND
OCTOBER 31, 2022

COMMON STOCK** (continued)	Shares	Value

ENERGY (continued)

Pioneer Natural Resources	135,749	$34,807,401

		71,773,962

FINANCIALS — 13.2%

BlackRock, Cl A	21,050	13,596,405

Blackstone, Cl A	277,215	25,265,375

Charles Schwab	444,613	35,422,318

CME Group, Cl A	54,893	9,512,957

Intercontinental Exchange	138,543	13,240,554

JPMorgan Chase	143,868	18,110,104

PNC Financial Services Group	139,717	22,610,402

S&P Global	79,092	25,408,305

SVB Financial Group *	43,681	10,088,564

US Bancorp	435,864	18,502,427

		191,757,411

HEALTH CARE — 14.2%

Abbott Laboratories	183,442	18,149,751

AstraZeneca PLC ADR	437,566	25,733,256

Danaher	119,760	30,139,999

IQVIA Holdings *	72,559	15,213,445

Stryker	92,390	21,179,484

Thermo Fisher Scientific	46,304	23,798,867

UnitedHealth Group	101,647	56,429,332

Zoetis, Cl A	101,806	15,350,309

		205,994,443

INDUSTRIALS — 7.6%

Honeywell International	180,613	36,848,664

Otis Worldwide	263,075	18,583,618

Raytheon Technologies	356,364	33,790,435

Union Pacific	103,741	20,451,501

		109,674,218

INFORMATION TECHNOLOGY — 27.0%

Adobe *	91,702	29,207,087

Analog Devices	131,190	18,710,318

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY
FUND
OCTOBER 31, 2022

COMMON STOCK** (continued)	Shares	Value

INFORMATION TECHNOLOGY (continued)

Apple	350,566	$53,755,790

Automatic Data Processing	52,610	12,715,837

Cisco Systems	591,219	26,859,079

Fidelity National Information Services	187,388	15,551,330

Fiserv *	175,457	18,026,452

Microsoft	394,030	91,466,184

QUALCOMM	147,888	17,400,502

Roper Technologies	57,577	23,867,970

Salesforce *	74,966	12,188,722

TE Connectivity	168,156	20,553,708

Visa, Cl A	250,045	51,799,322

		392,102,301

MATERIALS — 3.2%

Linde PLC	89,727	26,680,323

Martin Marietta Materials	58,917	19,794,934

		46,475,257

REAL ESTATE — 1.6%

American Tower, Cl A ‡	75,676	15,679,311

Prologis ‡	68,015	7,532,661

		23,211,972

UTILITIES — 3.0%

American Water Works	56,367	8,192,380

NextEra Energy	448,572	34,764,330

		42,956,710

TOTAL COMMON STOCK (Cost $752,703,259)		1,391,583,204

CASH EQUIVALENT — 3.5%

First American Government Obligations Fund, Cl X, 2.920% (A)	51,284,371	51,284,371

TOTAL CASH EQUIVALENT (Cost $51,284,371)		51,284,371

TOTAL INVESTMENTS — 99.5%

(Cost $803,987,630)		$1,442,867,575

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY
FUND
OCTOBER 31, 2022

Percentages are based on Net Assets of $1,449,826,053.
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting periods.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2022.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of October 31, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND
OCTOBER 31, 2022

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK** — 96.9%	Shares	Value

COMMUNICATION SERVICES — 1.5%

Live Nation Entertainment *	46,232	$3,680,529

ZoomInfo Technologies, Cl A *	147,371	6,562,431

		10,242,960

CONSUMER DISCRETIONARY — 16.5%

Aptiv PLC *	69,200	6,302,044

AutoZone *	10,769	27,276,585

Chipotle Mexican Grill, Cl A *	8,802	13,188,301

Domino’s Pizza	17,698	5,879,984

Five Below *	50,565	7,400,188

Floor & Decor Holdings, Cl A *	80,249	5,887,869

Marriott International, Cl A	55,622	8,905,638

Planet Fitness, Cl A *	103,285	6,763,102

Ross Stores	64,892	6,209,515

Tractor Supply	61,990	13,623,542

Ulta Beauty *	26,017	10,910,749

		112,347,517

CONSUMER STAPLES — 3.6%

Church & Dwight	53,281	3,949,721

Monster Beverage *	94,202	8,828,611

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND
OCTOBER 31, 2022

COMMON STOCK** (continued)	Shares	Value

CONSUMER STAPLES (continued)

Sprouts Farmers Market *	192,242	$5,671,139

US Foods Holding *	209,377	6,231,060

		24,680,531

ENERGY — 3.5%

Cheniere Energy	49,481	8,728,943

Diamondback Energy	95,138	14,947,131

		23,676,074

FINANCIALS — 5.5%

Ameriprise Financial	57,027	17,628,186

Ares Management, Cl A	108,792	8,249,697

MSCI, Cl A	25,095	11,766,042

		37,643,925

HEALTH CARE — 13.5%

Align Technology *	39,454	7,665,912

Alnylam Pharmaceuticals *	52,906	10,965,298

Avantor *	506,002	10,206,060

Catalent *	101,131	6,647,341

Charles River Laboratories International *	42,606	9,043,124

Edwards Lifesciences *	66,859	4,842,597

Humana	20,601	11,497,006

ICON PLC *	42,419	8,392,175

ResMed	58,674	13,124,787

Veeva Systems, Cl A *	60,536	10,166,416

		92,550,716

INDUSTRIALS — 14.4%

AMETEK	73,601	9,543,106

Cintas	17,042	7,286,307

CoStar Group *	81,467	6,738,950

Howmet Aerospace	207,599	7,380,145

Hubbell, Cl B	33,242	7,894,310

IAA *	114,053	4,326,030

IDEX	46,258	10,283,616

Ingersoll Rand	142,134	7,177,767

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND
OCTOBER 31, 2022

COMMON STOCK** (continued)	Shares	Value

INDUSTRIALS (continued)

Masco	114,802	$5,311,889

Oshkosh	53,000	4,664,000

Pentair PLC	56,933	2,445,272

Regal Rexnord	51,408	6,505,168

TransUnion	95,606	5,666,568

Waste Connections	67,433	8,895,087

Zurn Elkay Water Solutions	157,127	3,690,913

		97,809,128

INFORMATION TECHNOLOGY — 31.1%

Amphenol, Cl A	185,969	14,102,029

ANSYS *	39,235	8,677,213

Bill.com Holdings *	15,741	2,099,220

Cadence Design Systems *	103,191	15,622,086

CDW	63,488	10,971,361

Crowdstrike Holdings, Cl A *	66,009	10,640,651

Dynatrace *	143,831	5,068,604

Enphase Energy *	67,889	20,841,923

Entegris	95,700	7,592,838

EPAM Systems *	37,830	13,240,500

FleetCor Technologies *	37,081	6,901,516

Genpact	105,015	5,093,227

Global Payments	86,898	9,928,966

Keysight Technologies *	87,179	15,182,223

KLA	15,547	4,919,848

Marvell Technology	112,872	4,478,761

Microchip Technology	223,237	13,782,652

Palo Alto Networks *	103,377	17,738,459

Roper Technologies	28,654	11,878,229

Synopsys *	44,104	12,902,625

		211,662,931

MATERIALS — 5.1%

Ashland	61,661	6,469,472

Berry Global Group *	118,361	5,600,843

Crown Holdings	100,756	6,910,854

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND
OCTOBER 31, 2022

COMMON STOCK** (continued)	Shares	Value

MATERIALS (continued)

FMC	76,129	$9,051,738

Livent *	210,409	6,642,612

		34,675,519

REAL ESTATE — 2.2%

SBA Communications, Cl A ‡	56,655	15,291,185

TOTAL COMMON STOCK (Cost $446,624,990)		660,580,486

CASH EQUIVALENT — 2.9%

First American Government Obligations Fund, Cl X, 2.920% (A)	20,000,112	20,000,112

TOTAL CASH EQUIVALENT (Cost $20,000,112)		20,000,112

TOTAL INVESTMENTS — 99.8% (Cost $466,625,102)		$680,580,598

Percentages are based on Net Assets of $681,656,382.

*	Non-income producing security.

**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting periods.

‡	Real Estate Investment Trust

(A)	The rate reported is the 7-day effective yield as of October 31, 2022.

Cl — Class

PLC — Public Limited Company

As of October 31, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2022

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 67.5%	Shares	Value

COMMUNICATION SERVICES — 2.2%

Alphabet, Cl A *	142,450	$13,462,949

CONSUMER DISCRETIONARY — 5.4%

Amazon.com *	114,360	11,715,039

Home Depot	36,795	10,896,103

Service International	76,578	4,641,393

Vail Resorts	25,295	5,542,893

		32,795,428

CONSUMER STAPLES — 4.2%

Costco Wholesale	9,660	4,844,490

PepsiCo	62,231	11,299,905

Procter & Gamble	68,075	9,167,660

		25,312,055

ENERGY — 4.1%

Chevron	78,148	14,136,973

Pioneer Natural Resources	42,250	10,833,323

		24,970,296

FINANCIALS — 9.7%

Ares Capital	326,422	6,342,379

Ares Management, Cl A	92,130	6,986,218

Blue Owl Capital, Cl A	471,350	4,722,927

CME Group, Cl A	29,234	5,066,252

Golub Capital BDC	402,350	5,218,480

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2022

COMMON STOCK (continued)	Shares	Value

FINANCIALS (continued)

Hannon Armstrong Sustainable Infrastructure Capital ‡	95,590	$2,598,136

JPMorgan Chase	100,196	12,612,673

S&P Global	23,905	7,679,481

US Bancorp	187,982	7,979,836

		59,206,382

HEALTH CARE — 6.0%

Johnson & Johnson	50,985	8,869,861

Medtronic PLC	47,500	4,148,650

Novartis ADR	69,438	5,633,505

UnitedHealth Group	31,728	17,613,799

		36,265,815

INDUSTRIALS — 8.9%

IDEX	36,625	8,142,104

Lockheed Martin	24,964	12,149,479

Republic Services, Cl A	72,900	9,667,998

Rollins	149,250	6,280,440

Triton International	55,003	3,338,132

Union Pacific	37,522	7,397,087

United Parcel Service, Cl B	42,892	7,195,991

		54,171,231

INFORMATION TECHNOLOGY — 19.0%

Apple	175,690	26,940,305

Automatic Data Processing	28,847	6,972,320

Broadcom	24,064	11,312,968

Cisco Systems	142,199	6,460,100

Fidelity National Information Services	99,500	8,257,505

Microchip Technology	140,036	8,645,822

Microsoft	120,583	27,990,932

QUALCOMM	72,015	8,473,285

Visa, Cl A	52,562	10,888,744

		115,941,981

MATERIALS — 2.0%

Linde PLC	41,436	12,320,994

REAL ESTATE — 3.7%

Crown Castle ‡	32,978	4,394,648

Invitation Homes ‡	134,357	4,257,773

Prologis ‡	58,500	6,478,875

VICI Properties ‡	144,626	4,630,925

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2022

COMMON STOCK (continued)	Shares	Value

REAL ESTATE (continued)

Weyerhaeuser ‡	85,884	$2,656,392

		22,418,613

UTILITIES — 2.3%

American Water Works	18,376	2,670,768

NextEra Energy	149,010	11,548,275

		14,219,043

TOTAL COMMON STOCK (Cost $283,649,379)		411,084,787

CORPORATE OBLIGATIONS — 18.6%	Face Amount

COMMUNICATION SERVICES — 2.4%

Comcast	$6,111,000	3,533,856
2.937%, 11/01/56

Diamond Sports Group
5.375%, 08/15/26(A)	4,500,000	900,000

Discovery Communications
3.800%, 03/13/24	3,150,000	3,059,924

T-Mobile USA
3.500%, 04/15/31	5,000,000	4,204,034

Verizon Communications
2.355%, 03/15/32	2,441,000	1,849,121

Warnermedia Holdings
3.428%, 03/15/24(A)	1,000,000	964,529

		14,511,464

CONSUMER DISCRETIONARY — 3.0%

Amazon.com
3.150%, 08/22/27	3,300,000	3,053,174

Ford Motor Credit
3.350%, 11/01/22	5,000,000	5,000,000

General Motors
6.800%, 10/01/27	2,500,000	2,532,974

Meritage Homes
3.875%, 04/15/29(A)	3,000,000	2,411,100

Newell Brands
4.450%, 04/01/26	5,000,000	4,652,750

Tenneco
5.375%, 12/15/24	630,000	628,148

		18,278,146

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2022

CORPORATE OBLIGATIONS (continued)	Face Amount	Value

ENERGY — 1.7%

Cheniere Energy Partners
4.500%, 10/01/29	$5,000,000	$4,414,750

DCP Midstream Operating
6.750%, 09/15/37(A)	1,500,000	1,448,217

Kinder Morgan MTN
7.800%, 08/01/31	1,400,000	1,514,756

Sabine Pass Liquefaction
5.750%, 05/15/24	1,250,000	1,248,575
5.625%, 03/01/25	2,000,000	1,991,662

		10,617,960

FINANCIALS — 5.7%

Ally Financial
2.200%, 11/02/28	5,000,000	3,812,818

Ares Capital
3.875%, 01/15/26	5,000,000	4,482,707

Bank of America
5.200%, ICE LIBOR USD 3 Month + 3.135%(B)(C)	2,000,000	1,945,000
3.950%, 04/21/25	5,750,000	5,502,484

Goldman Sachs Group
6.124%, ICE LIBOR USD 3 Month + 1.750%, 10/28/27(B)	3,000,000	2,969,168
1.217%, 12/06/23	4,000,000	3,827,064

JPMorgan Chase
7.020%, ICE LIBOR USD 3 Month + 2.580%(B)(C)	1,000,000	962,100
6.000%, ICE LIBOR USD 3 Month + 3.300%(B)(C)	1,500,000	1,477,500
5.000%, U.S. SOFR + 3.380%(B)(C)	2,000,000	1,842,600

OneMain Finance
3.500%, 01/15/27	3,000,000	2,458,841

PNC Financial Services Group
8.118%, ICE LIBOR USD 3 Month + 3.678%(B)(C)	2,500,000	2,493,697

Wells Fargo MTN
4.100%, 06/03/26	3,000,000	2,837,482

		34,611,461

HEALTH CARE — 1.4%

AbbVie
4.250%, 11/21/49	3,500,000	2,715,330

Fresenius US Finance II
4.500%, 01/15/23(A)	2,000,000	1,995,788

HCA
5.375%, 02/01/25	3,050,000	3,011,494
5.000%, 03/15/24	1,250,000	1,239,167

		8,961,779

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2022

CORPORATE OBLIGATIONS (continued)	Face Amount	Value

INDUSTRIALS — 0.8%

Northrop Grumman
4.030%, 10/15/47	$2,000,000	$1,573,512

Quanta Services
2.900%, 10/01/30	3,750,000	2,959,978

		4,533,490

INFORMATION TECHNOLOGY — 2.3%

Apple
3.850%, 08/04/46	3,000,000	2,390,026

Broadcom
3.469%, 04/15/34(A)	2,500,000	1,871,267

CommScope Technologies
6.000%, 06/15/25(A)	1,734,000	1,616,955

Kyndryl Holdings
2.050%, 10/15/26	1,000,000	782,020

Salesforce
3.700%, 04/11/28	3,000,000	2,826,840

Western Union
2.850%, 01/10/25	4,500,000	4,223,930

		13,711,038

MATERIALS — 0.3%

NOVA Chemicals
5.000%, 05/01/25(A)	2,000,000	1,904,780

REAL ESTATE — 1.0%

Boston Properties
2.750%, 10/01/26	1,000,000	885,738

Equinix
3.000%, 07/15/50	3,000,000	1,738,224

VICI Properties
5.125%, 05/15/32	4,000,000	3,543,960

		6,167,922

TOTAL CORPORATE OBLIGATIONS (Cost $133,016,011)		113,298,040

U.S. TREASURY OBLIGATIONS — 7.2%

U.S. Treasury Bonds
3.000%, 02/15/48	10,000,000	7,896,484
2.500%, 02/15/45	10,000,000	7,196,485

		15,092,969

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2022

U.S. TREASURY OBLIGATIONS (continued)	Face Amount	Value

U.S. Treasury Inflation Indexed Note
0.500%, 01/15/28	$12,007,000	$11,295,374

U.S. Treasury Notes
2.000%, 08/15/25	10,000,000	9,358,203
1.625%, 05/15/31	10,000,000	8,264,063

		17,622,266

TOTAL U.S. TREASURY OBLIGATIONS (Cost $51,662,782)		44,010,609

EXCHANGE TRADED FUNDS — 1.6%	Shares

iShares National Muni Bond ETF	53,290	5,409,468

Nuveen AMT-Free Quality Municipal Income Fund, Cl Institutional	409,191	4,222,851

TOTAL EXCHANGE TRADED FUNDS (Cost $10,933,458)		9,632,319

PREFERRED STOCK — 0.3%

FINANCIALS — 0.3%

Wells Fargo, 7.500%	1,700	1,981,401

TOTAL PREFERRED STOCK (Cost $2,066,538)		1,981,401

CASH EQUIVALENT — 4.4%

First American Government Obligations Fund, Cl X, 2.920% (D)	26,714,471	26,714,471

TOTAL CASH EQUIVALENT (Cost $26,714,471)		26,714,471

TOTAL INVESTMENTS — 99.6% (Cost $508,042,639)		$606,721,627

Percentages are based on Net Assets of $609,293,759.
*	Non-income producing security.
‡	Real Estate Investment Trust
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2022 was $13,112,636 which represents 2.2% of Net Assets.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2022

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Perpetual security with no stated maturity date.
(D)	The rate reported is the 7-day effective yield as of October 31, 2022.

ADR — American Depositary Receipt

BDC — Business Development Company

Cl — Class

ETF — Exchange Traded Fund

ICE — Intercontinental Exchange

LIBOR— London Interbank Offered Rate

MTN — Medium Term Note

PLC — Public Limited Company

SOFR— Secured Overnight Financing Rate

USD — U.S. Dollar

The following is a summary of the level of inputs used as of October 31, 2022, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$411,084,787	$—	$—	$411,084,787

Corporate Obligations	—	113,298,040	—	113,298,040

U.S. Treasury Obligations	—	44,010,609	—	44,010,609

Exchange Traded Funds	9,632,319	—	—	9,632,319

Preferred Stock	1,981,401	—	—	1,981,401

Cash Equivalent	26,714,471	—	—	26,714,471

Total Investments in Securities	$449,412,978	$157,308,649	$—	$606,721,627

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND
OCTOBER 31, 2022

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK** — 96.1%	Shares	Value

COMMUNICATION SERVICES — 1.8%

Live Nation Entertainment *	28,856	$2,297,226

Nexstar Media Group, Cl A	8,314	1,424,188

		3,721,414

CONSUMER DISCRETIONARY — 8.8%

Amazon.com *	81,926	8,392,499

Chipotle Mexican Grill, Cl A *	3,248	4,866,576

TJX	21,168	1,526,213

Ulta Beauty *	7,300	3,061,401

		17,846,689

CONSUMER STAPLES — 1.4%

Costco Wholesale	5,781	2,899,172

ENERGY — 4.3%

Devon Energy	40,060	3,098,641

EOG Resources	41,665	5,688,106

		8,786,747

FINANCIALS — 17.2%

Blackstone, Cl A	66,557	6,066,005

Brown & Brown	139,763	8,216,667

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND
OCTOBER 31, 2022

COMMON STOCK** (continued)	Shares	Value

FINANCIALS (continued)

Charles Schwab	60,737	$4,838,917

Goldman Sachs Group	11,912	4,103,803

Kinsale Capital Group	14,599	4,601,167

S&P Global	22,143	7,113,438

		34,939,997

HEALTH CARE — 21.0%

AstraZeneca PLC ADR	112,344	6,606,950

Danaher	13,549	3,409,877

Edwards Lifesciences *	38,534	2,791,017

Elevance Health	11,205	6,126,558

Eli Lilly	21,652	7,839,973

ICON PLC *	7,914	1,565,706

IDEXX Laboratories *	9,516	3,422,715

Intuitive Surgical *	20,455	5,041,544

Johnson & Johnson	8,959	1,558,597

Zoetis, Cl A	26,622	4,014,065

		42,377,002

INDUSTRIALS — 9.0%

Cintas	9,534	4,076,262

CoStar Group *	62,135	5,139,807

L3Harris Technologies	19,029	4,690,078

Robert Half International	13,204	1,009,578

Waste Management	20,706	3,279,209

		18,194,934

INFORMATION TECHNOLOGY — 25.5%

Adobe *	4,289	1,366,046

Amphenol, Cl A	50,546	3,832,903

Apple	14,106	2,163,014

CDW	9,362	1,617,847

Entegris	47,185	3,743,658

EPAM Systems *	7,232	2,531,200

Gartner *	5,813	1,755,061

Intuit	9,170	3,920,175

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND
OCTOBER 31, 2022

COMMON STOCK** (continued)	Shares	Value

INFORMATION TECHNOLOGY (continued)

Mastercard, Cl A	23,546	$7,727,326

Microsoft	19,002	4,410,934

Monolithic Power Systems	5,406	1,835,067

Palo Alto Networks *	59,230	10,163,276

Roper Technologies	12,877	5,338,032

Snowflake, Cl A *	9,032	1,447,830

		51,852,369

MATERIALS — 5.8%

Martin Marietta Materials	21,977	7,383,832

Sherwin-Williams	19,098	4,297,623

		11,681,455

REAL ESTATE — 1.3%

SBA Communications, Cl A ‡	9,956	2,687,124

TOTAL COMMON STOCK (Cost $143,203,366)		194,986,903

CASH EQUIVALENT — 2.8%

First American Government Obligations Fund, Cl X, 2.920% (A)	5,776,870	5,776,870

TOTAL CASH EQUIVALENT (Cost $5,776,870)		5,776,870

TOTAL INVESTMENTS — 98.9% (Cost $148,980,236)		$200,763,773

Percentages are based on Net Assets of $203,007,302.
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting periods.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2022.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND
OCTOBER 31, 2022

As of October 31, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND
OCTOBER 31, 2022

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 93.9%	Shares	Value

COMMUNICATION SERVICES — 1.1%

Comcast, Cl A	105,222	$3,339,746

CONSUMER DISCRETIONARY — 2.4%

Dick’s Sporting Goods	37,022	4,211,623

Home Depot	10,967	3,247,657

		7,459,280

ENERGY — 8.6%

Enterprise Products Partners	543,549	13,724,612

EOG Resources	31,963	4,363,589

Magellan Midstream Partners	156,675	8,452,616

		26,540,817

FINANCIALS — 15.1%

Blackstone, Cl A	132,899	12,112,415

Brookfield Asset Management, Cl A	124,243	4,921,265

Charles Schwab	104,112	8,294,603

CME Group, Cl A	48,028	8,323,252

Goldman Sachs Group	14,563	5,017,099

JPMorgan Chase	33,539	4,221,890

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND
OCTOBER 31, 2022

COMMON STOCK (continued)	Shares	Value

FINANCIALS (continued)

Morgan Stanley	47,689	$3,918,605

		46,809,129

HEALTH CARE — 21.6%

Abbott Laboratories	118,064	11,681,252

AbbVie	27,250	3,989,400

AstraZeneca PLC ADR	181,737	10,687,953

Elevance Health	30,794	16,837,235

Eli Lilly	24,884	9,010,248

Johnson & Johnson	44,375	7,719,919

Medtronic PLC	43,946	3,838,244

Merck	31,504	3,188,205

		66,952,456

INDUSTRIALS — 8.0%

L3Harris Technologies	56,853	14,012,559

Robert Half International	44,274	3,385,190

Union Pacific	12,619	2,487,710

Waste Management	30,200	4,782,774

		24,668,233

INFORMATION TECHNOLOGY — 16.4%

Accenture PLC, Cl A	15,867	4,504,641

Apple	70,219	10,767,381

Broadridge Financial Solutions	37,343	5,603,691

Fidelity National Information Services	55,899	4,639,058

International Business Machines	30,513	4,219,643

Microchip Technology	49,620	3,063,539

Microsoft	49,158	11,411,047

Texas Instruments	40,037	6,431,143

		50,640,143

REAL ESTATE — 11.1%

American Tower, Cl A ‡	47,152	9,769,423

Camden Property Trust ‡	16,431	1,898,602

Equinix ‡	7,112	4,028,521

Iron Mountain ‡	97,331	4,873,363

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND
OCTOBER 31, 2022

COMMON STOCK (continued)	Shares	Value

REAL ESTATE (continued)

Prologis ‡	18,324	$2,029,383

VICI Properties ‡	369,952	11,845,863

		34,445,155

UTILITIES — 9.6%

Brookfield Infrastructure Partners	244,921	8,910,226

Brookfield Renewable Partners	318,840	9,303,751

NextEra Energy	63,070	4,887,925

NextEra Energy Partners	61,199	4,533,010

Xcel Energy	33,294	2,167,773

		29,802,685

TOTAL COMMON STOCK (Cost $232,943,087)		290,657,644

CASH EQUIVALENT — 5.5%

First American Government Obligations Fund, Cl X, 2.920% (A)	17,008,621	17,008,621

TOTAL CASH EQUIVALENT (Cost $17,008,621)		17,008,621

TOTAL INVESTMENTS — 99.4% (Cost $249,951,708)		$307,666,265

Percentages are based on Net Assets of $309,495,338.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2022.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of October 31, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL
GROWTH FUND
OCTOBER 31, 2022

SECTOR WEIGHTINGS (UNADUITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.8%	Shares	Value

AUSTRALIA — 3.4%

BHP Group	317,850	$7,595,789

Woodside Energy Group	166,100	3,822,738

		11,418,527

BRAZIL — 1.7%

MercadoLibre *	6,314	5,692,829

CANADA — 5.8%

Brookfield Asset Management, Cl A	120,018	4,753,913

Canadian National Railway	56,250	6,662,250

Ritchie Bros Auctioneers	122,928	8,030,886

		19,447,049

CHINA — 6.1%

Alibaba Group Holding ADR *	76,835	4,885,169

Alibaba Group Holding *	235,000	1,839,668

Tencent Holdings	244,000	6,390,909

Yum China Holdings	178,430	7,378,081

		20,493,827

DENMARK — 1.2%

Vestas Wind Systems	202,343	3,985,467

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL
GROWTH FUND
OCTOBER 31, 2022

COMMON STOCK (continued)	Shares	Value

FRANCE — 6.0%

Air Liquide	60,865	$7,957,821

Airbus	49,365	5,345,854

LVMH Moet Hennessy Louis Vuitton	10,607	6,698,231

		20,001,906

GERMANY — 5.3%

HeidelbergCement	98,108	4,522,960

Siemens	55,187	6,034,144

Symrise, Cl A	68,879	7,034,998

		17,592,102

HONG KONG — 2.2%

AIA Group	978,500	7,410,754

INDIA — 3.4%

HDFC Bank ADR	179,063	11,157,415

IRELAND — 2.2%

ICON PLC *	37,376	7,394,468

ITALY — 1.3%

Ferrari	21,857	4,309,235

JAPAN — 12.1%

Daikin Industries	39,000	5,871,179

FANUC	50,000	6,600,760

Nidec	84,000	4,653,768

Sony Group	84,000	5,642,369

Sysmex	89,000	4,805,084

Tokio Marine Holdings	282,000	5,103,480

Toyota Motor	568,000	7,867,084

		40,543,724

MEXICO — 1.3%

Fomento Economico Mexicano ADR	59,298	4,246,923

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL
GROWTH FUND
OCTOBER 31, 2022

COMMON STOCK (continued)	Shares	Value

NETHERLANDS — 1.7%

ASML Holding	12,023	$5,679,465

NORWAY — 2.3%

Equinor	213,079	7,795,636

SINGAPORE — 3.1%

DBS Group Holdings	431,725	10,430,203

SPAIN — 4.9%

Amadeus IT Group *	166,388	8,672,191

Banco Santander	2,997,931	7,768,211

		16,440,402

SWEDEN — 3.0%

Assa Abloy, Cl B	287,671	5,810,114

Hexagon, Cl B	431,978	4,272,362

		10,082,476

SWITZERLAND — 8.8%

Alcon	108,182	6,583,723

Chubb	38,614	8,297,763

Julius Baer Group	141,538	6,780,424

Novartis	94,939	7,670,210

		29,332,120

TAIWAN — 1.4%

Taiwan Semiconductor Manufacturing ADR	73,964	4,552,484

UNITED KINGDOM — 20.0%

AstraZeneca PLC	73,533	8,646,973

BAE Systems PLC	1,055,456	9,857,491

Compass Group PLC	398,381	8,390,310

Diageo PLC	172,076	7,100,190

InterContinental Hotels Group PLC	131,579	7,086,033

Lloyds Banking Group PLC	18,147,313	8,744,941

London Stock Exchange Group PLC	83,126	7,212,598

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL
GROWTH FUND
OCTOBER 31, 2022

COMMON STOCK (continued)	Shares	Value

UNITED KINGDOM (continued)

Shell PLC	352,917	$9,729,612

		66,768,148

UNITED STATES — 1.6%

Euronet Worldwide *	61,935	5,203,159

TOTAL COMMON STOCK (Cost $373,998,043)		329,978,319

CASH EQUIVALENT — 1.0%

First American Government Obligations Fund, Cl X, 2.920% (A)	3,284,896	3,284,896

TOTAL CASH EQUIVALENT (Cost $3,284,896)		3,284,896

TOTAL INVESTMENTS — 99.8% (Cost $377,282,939)		$333,263,215

Percentages are based on Net Assets of $333,969,761.
*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2022.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of October 31, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES
	CIBC Atlas Disciplined Equity Fund	CIBC Atlas Mid Cap Equity Fund	CIBC Atlas Income Opportunities Fund
Assets:
Investments at Value (Cost $803,987,630, $466,625,102 and $508,042,639, respectively)	$1,442,867,575	$680,580,598	$606,721,627
Receivable for Investment Securities Sold	16,723,103	–	–
Receivable for Capital Shares Sold	1,081,519	1,972,864	1,285,500
Dividends and Interest Receivable	740,463	58,904	1,677,899
Reclaim Receivable	58,023	3,590	44,683
Prepaid Expenses	1,324	10,506	7,017

Total Assets	1,461,472,007	682,626,462	609,736,726

Liabilities:
Payable for Investment Securities Purchased	10,209,377	–	–
Payable for Capital Shares Redeemed	517,786	471,723	59,000
Audit Fees Payable	24,030	24,030	26,380
Payable Due to Adviser	774,990	416,085	302,303
Payable Due to Administrator	58,002	27,040	24,556
Chief Compliance Officer Fees Payable	4,079	1,922	1,718
Payable Due to Trustees	134	63	56
Other Accrued Expenses	57,556	29,217	28,954

Total Liabilities	11,645,954	970,080	442,967

Net Assets	$1,449,826,053	$681,656,382	$609,293,759

Net Assets Consist of:

Paid-in Capital	$759,309,173	$459,528,493	$515,091,445
Total Distributable Earnings	690,516,880	222,127,889	94,202,314

Net Assets	$1,449,826,053	$681,656,382	$609,293,759

Institutional Class Shares:
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	57,585,726	40,616,447	45,762,555

Net Asset Value, Offering and Redemption Price Per Share	$25.18	$16.78	$13.31

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES
	CIBC Atlas All Cap Growth Fund	CIBC Atlas Equity Income Fund	CIBC Atlas International Growth Fund
Assets:
Investments at Value (Cost $148,980,236, $249,951,708 and $377,282,939, respectively)	$200,763,773	$307,666,265	$333,263,215
Receivable for Investment Securities Sold	3,412,096	–	3,501,624
Dividends and Interest Receivable	108,039	617,220	559,384
Receivable for Capital Shares Sold	35,971	1,455,881	1,312,759
Reclaim Receivable	4,428	18,154	535,155
Prepaid Expenses	9,261	–	11,878

Total Assets	204,333,568	309,757,520	339,184,015

Liabilities:

Payable for Investment Securities Purchased	472,142	–	3,868,676
Payable for Capital Shares Redeemed	671,147	11,515	1,038,150
Audit Fees Payable	24,030	24,030	26,380
Payable Due to Adviser	138,214	199,285	229,374
Payable Due to Administrator	8,215	12,141	13,634
Chief Compliance Officer Fees Payable	582	845	969
Payable Due to Trustees	19	28	32
Other Accrued Expenses	11,917	14,338	37,039

Total Liabilities	1,326,266	262,182	5,214,254

Net Assets	$203,007,302	$309,495,338	$333,969,761

Net Assets Consist of:

Paid-in Capital	$139,745,756	$248,377,120	$388,063,773
Total Distributable Earnings (Loss)	63,261,546	61,118,218	(54,094,012)

Net Assets	$203,007,302	$309,495,338	$333,969,761

Institutional Class Shares:
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	7,090,883	6,412,261	33,898,581

Net Asset Value, Offering and Redemption Price Per Share	$28.63	$48.27	$9.85

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2022

STATEMENTS OF OPERATIONS
	CIBC Atlas Disciplined Equity Fund	CIBC Atlas Mid Cap Equity Fund	CIBC Atlas Income Opportunities Fund
Investment Income:
Dividends	$23,155,347	$4,284,925	$10,693,554
Interest	—	—	6,786,051
Less: Foreign Taxes Withheld	—	(1,799)	(77,550)

Total Investment Income	23,155,347	4,283,126	17,402,055

Expenses:
Investment Advisory Fees	10,411,836	5,772,937	3,916,711
Administration Fees	748,701	357,853	304,146
Trustees’ Fees	46,994	23,044	18,715
Chief Compliance Officer Fees	8,427	5,155	4,915
Transfer Agent Fees	97,865	60,835	56,138
Custodian Fees	65,437	30,960	25,894
Registration and Filing Fees	44,296	36,821	42,212
Legal Fees	40,421	19,516	16,170
Printing Fees	33,707	16,136	18,940
Audit Fees	22,640	22,641	30,643
Other Expenses	76,537	39,952	39,162

Total Expenses	11,596,861	6,385,850	4,473,646
Less:
Fees Paid Indirectly (Note 4)	(330)	(108)	(95)

Net Expenses	11,596,531	6,385,742	4,473,551

Net Investment Income (Loss)	11,558,816	(2,102,616)	12,928,504

Net Realized Gain/(Loss) on:
Investments	43,727,991	10,427,907	(5,462,752)
Written Equity Options	—	—	1,638,845
Net Change in Unrealized Appreciation/(Depreciation) on:

Investments	(347,510,675)	(204,787,765)	(94,469,504)

Written Equity Options	—	—	(39,203)

Net Change in Unrealized Depreciation	(347,510,675)	(204,787,765)	(94,508,707)

Net Realized and Unrealized Loss	(303,782,684)	(194,359,858)	(98,332,614)

Net Decrease in Net Assets Resulting from Operations	$(292,223,868)	$(196,462,474)	$(85,404,110)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2022

STATEMENTS OF OPERATIONS
	CIBC Atlas All Cap Growth Fund	CIBC Atlas Equity Income Fund	CIBC Atlas International Growth Fund
Investment Income:
Dividends	$2,150,887	$6,247,657	$9,746,393
Less: Foreign Taxes Withheld	(2,521)	(41,785)	(560,315)

Total Investment Income	2,148,366	6,205,872	9,186,078

Expenses:
Investment Advisory Fees	2,073,246	2,056,564	3,167,193
Administration Fees	117,457	120,206	169,638
Trustees’ Fees	7,642	6,846	11,177
Chief Compliance Officer Fees	3,221	3,539	3,796
Transfer Agent Fees	38,852	38,973	44,750
Registration and Filing Fees	34,605	38,055	31,767
Audit Fees	22,640	22,641	30,650
Custodian Fees	10,557	10,495	103,953
Printing Fees	7,475	7,837	19,784
Legal Fees	6,457	6,190	9,734
Other Expenses	14,758	12,084	20,474

Total Expenses	2,336,910	2,323,430	3,612,916

Less:
Fees Paid Indirectly (Note 4)	(329)	(223)	(75)

Net Expenses	2,336,581	2,323,207	3,612,841

Net Investment Income (Loss)	(188,215)	3,882,665	5,573,237

Net Realized Gain/(Loss) on:

Investments	11,595,478	5,828,383	(14,984,600)

Foreign Currency Transactions	—	—	(136,822)
Net Change in Unrealized Appreciation/(Depreciation) on:

Investments	(91,098,256)	(42,840,247)	(99,673,644)

Foreign Currency Translation	—	—	(48,669)

Net Change in Unrealized Depreciation	(91,098,256)	(42,840,247)	(99,722,313)

Net Realized and Unrealized Loss	(79,502,778)	(37,011,864)	(114,843,735)

Net Decrease in Net Assets Resulting from Operations	$(79,690,993)	$(33,129,199)	$(109,270,498)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Disciplined Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income	$11,558,816	$8,658,036
Net Realized Gain	43,727,991	114,823,721
Net Change in Unrealized Appreciation (Depreciation)	(347,510,675)	401,043,394

Net Increase (Decrease) in Net Assets Resulting from Operations	(292,223,868)	524,525,151

Distributions:
Institutional Class Shares	(123,046,283)	(37,172,161)

Total Distributions	(123,046,283)	(37,172,161)

Capital Share Transactions:
Institutional Class Shares
Issued	120,263,532	123,171,600
Reinvestment of Dividends and Distributions	122,653,036	37,070,096
Redeemed	(189,794,002)	(155,211,931)

Net Increase in Net Assets from Capital Share Transactions	53,122,566	5,029,765

Total Increase (Decrease) in Net Assets	(362,147,585)	492,382,755
Net Assets:
Beginning of Year	1,811,973,638	1,319,590,883

End of Year	$1,449,826,053	$1,811,973,638

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Mid Cap Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Loss	$(2,102,616)	$(3,544,481)
Net Realized Gain	10,427,907	91,701,199
Net Change in Unrealized Appreciation (Depreciation)	(204,787,765)	190,599,959

Net Increase (Decrease) in Net Assets Resulting from Operations	(196,462,474)	278,756,677

Distributions:
Institutional Class Shares	(91,134,908)	(20,474,222)

Total Distributions	(91,134,908)	(20,474,222)

Capital Share Transactions:
Institutional Class Shares
Issued	84,336,573	67,006,913
Reinvestment of Dividends and Distributions	90,705,196	20,411,779
Redeemed	(155,924,314)	(110,460,076)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	19,117,455	(23,041,384)

Total Increase (Decrease) in Net Assets	(268,479,927)	235,241,071

Net Assets:
Beginning of Year	950,136,309	714,895,238

End of Year	$681,656,382	$950,136,309

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Income Opportunities Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income	$12,928,504	$10,720,353
Net Realized Gain (Loss)	(3,823,907)	23,540,661
Net Change in Unrealized Appreciation (Depreciation)	(94,508,707)	102,654,755

Net Increase (Decrease) in Net Assets Resulting from Operations	(85,404,110)	136,915,769

Distributions:
Institutional Class Shares	(27,938,985)	(10,716,781)

Total Distributions	(27,938,985)	(10,716,781)

Capital Share Transactions:
Institutional Class Shares
Issued	91,409,407	83,020,172
Reinvestment of Dividends and Distributions	27,757,013	10,677,794
Redeemed	(68,702,598)	(55,827,996)

Net Increase in Net Assets from Capital Share Transactions	50,463,822	37,869,970

Total Increase (Decrease) in Net Assets	(62,879,273)	164,068,958

Net Assets:
Beginning of Year	672,173,032	508,104,074

End of Year	$609,293,759	$672,173,032

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas All Cap Growth Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Loss	$(188,215)	$(972,201)
Net Realized Gain	11,595,478	32,027,604
Net Change in Unrealized Appreciation (Depreciation)	(91,098,256)	50,384,508

Net Increase (Decrease) in Net Assets Resulting from Operations	(79,690,993)	81,439,911

Distributions:
Institutional Class Shares	(32,006,452)	(17,178,258)

Total Distributions	(32,006,452)	(17,178,258)

Capital Share Transactions:
Institutional Class Shares
Issued	26,549,915	47,039,684
Reinvestment of Dividends and Distributions	31,719,169	17,100,739
Redeemed	(55,683,174)	(26,541,298)

Net Increase in Net Assets from Capital Share Transactions	2,585,910	37,599,125

Total Increase (Decrease) in Net Assets	(109,111,535)	101,860,778

Net Assets:
Beginning of Year	312,118,837	210,258,059

End of Year	$203,007,302	$312,118,837

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Equity Income Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income	$3,882,665	$1,442,488
Net Realized Gain	5,828,383	12,381,955
Net Change in Unrealized Appreciation (Depreciation)	(42,840,247)	49,658,907

Net Increase (Decrease) in Net Assets Resulting from Operations	(33,129,199)	63,483,350

Distributions
Institutional Shares	(16,106,066)	(10,141,070)

Total Distributions	(16,106,066)	(10,141,070)

Capital Share Transactions:
Institutional Shares
Issued	155,532,036	36,163,192
Reinvestment of Dividends and Distributions	15,769,034	10,050,215
Redeemed	(32,868,125)	(12,817,680)

Net Increase in Net Assets from Capital Share Transactions	138,432,945	33,395,727

Total Increase in Net Assets	89,197,680	86,738,007

Net Assets:
Beginning of Year	220,297,658	133,559,651

End of Year	$309,495,338	$220,297,658

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas International Growth Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income	$5,573,237	$1,718,549
Net Realized Gain (Loss)	(15,121,422)	7,454,190
Net Change in Unrealized Appreciation (Depreciation)	(99,722,313)	43,511,349

Net Increase (Decrease) in Net Assets Resulting from Operations	(109,270,498)	52,684,088

Distributions:
Institutional Class Shares	(7,966,275)	(672,201)

Total Distributions	(7,966,275)	(672,201)

Capital Share Transactions:
Institutional Class Shares
Issued	110,842,357	182,198,114
Reinvestment of Dividends and Distributions	7,942,446	502,824
Redeemed	(82,973,294)	(16,841,559)

Net Increase in Net Assets from Capital Share Transactions	35,811,509	165,859,379

Total Increase (Decrease) in Net Assets	(81,425,264)	217,871,266

Net Assets:
Beginning of Year	415,395,025	197,523,759

End of Year	$333,969,761	$415,395,025

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED
EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class Shares	2022	2021	2020	2019	2018(1)

Net Asset Value, Beginning of Year	$32.36	$23.69	$21.81	$20.76	$18.76

Income from Investment Operations:
Net Investment Income*	0.20	0.15	0.17	0.34	0.16
Net Realized and Unrealized Gain (Loss)	(5.18)	9.19	2.18	2.29	2.36

Total from Investment Operations	(4.98)	9.34	2.35	2.63	2.52

Dividends and Distributions:
Net Investment Income	(0.15)	(0.16)	(0.18)	(0.32)	(0.16)
Net Realized Gains	(2.05)	(0.51)	(0.29)	(1.26)	(0.36)

Total Dividends and Distributions	(2.20)	(0.67)	(0.47)	(1.58)	(0.52)

Net Asset Value, End of Year	$25.18	$32.36	$23.69	$21.81	$20.76

Total Return †	(16.61)%	40.11%	10.89%	14.55%	13.61%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,449,826	$1,811,974	$1,319,591	$1,190,278	$1,007,224
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.72%	0.72%	0.74%	0.75%	0.76%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.72%	0.72%	0.74%	0.75%	0.76%
Ratio of Net Investment Income to Average Net Assets	0.72%	0.54%	0.74%	1.68%	0.78%
Portfolio Turnover Rate	13%	19%	19%	13%	19%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

(1)	On June 25, 2018, the name of the AT Disciplined Equity Fund changed to CIBC Atlas Disciplined Equity Fund. See Note 1 in Notes to Financial Statements.

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY
FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class Shares	2022	2021	2020	2019	2018(1)

Net Asset Value, Beginning of Year	$23.66	$17.34	$16.27	$13.85	$13.28

Income from Investment Operations:
Net Investment Loss*	(0.05)	(0.09)	(0.02)	(0.01)	(0.02)
Net Realized and Unrealized Gain (Loss)	(4.55)	6.91	1.09	2.43	0.59

Total from Investment Operations	(4.60)	6.82	1.07	2.42	0.57

Dividends and Distributions:
Net Realized Gains	(2.28)	(0.50)	—	—	—

Total Dividends and Distributions	(2.28)	(0.50)	—	—	—

Net Asset Value, End of Year	$16.78	$23.66	$17.34	$16.27	$13.85

Total Return †	(21.53)%	39.86%	6.58%	17.47%	4.29%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$681,656	$950,136	$714,895	$727,278	$607,572
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.83%	0.83%	0.84%	0.84%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.83%	0.83%	0.84%	0.84%	0.85%
Ratio of Net Investment Income to Average Net Assets	(0.27)%	(0.41)%	(0.14)%	(0.09)%	(0.16)%
Portfolio Turnover Rate	20%	26%	25%	18%	9%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

(1)	On June 25, 2018, the name of the AT Mid Cap Equity Fund changed to CIBC Atlas Mid Cap Equity Fund. See Note 1 in Notes to Financial Statements.

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class Shares	2022	2021	2020	2019	2018(1)

Net Asset Value, Beginning of Year	$15.81	$12.72	$12.38	$11.26	$11.04

Income from Investment Operations:
Net Investment Income*	0.29	0.26	0.26	0.29	0.28
Net Realized and Unrealized Gain (Loss)	(2.15)	3.09	0.35	1.16	0.23

Total from Investment Operations	(1.86)	3.35	0.61	1.45	0.51

Dividends and Distributions:
Net Investment Income	(0.30)	(0.26)	(0.27)	(0.28)	(0.29)
Net Realized Gains	(0.34)	—	—	(0.05)	—

Total Dividends and Distributions	(0.64)	(0.26)	(0.27)	(0.33)	(0.29)

Net Asset Value, End of Year	$13.31	$15.81	$12.72	$12.38	$11.26

Total Return †	(12.21)%	26.51%	5.07%	13.14%	4.60%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$609,294	$672,173	$508,104	$471,877	$329,434
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.69%	0.68%	0.69%	0.70%	0.71%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.69%	0.68%	0.69%	0.70%	0.71%
Ratio of Net Investment Income to Average Net Assets	1.98%	1.78%	2.06%	2.45%	2.49%
Portfolio Turnover Rate	20%	19%	21%	15%	25%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

(1)	On June 25, 2018, the name of the AT Income Opportunities Fund changed to CIBC Atlas Income Opportunities Fund. See Note 1 in Notes to Financial Statements.

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
ALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period or Year

	Year Ended October 31,				Period	Year Ended August 31, 2018 (2)
					Ended October 31, 2018(1)
Institutional Class Shares	2022	2021	2020	2019
Net Asset Value, Beginning of Year/Period	$43.08	$33.85	$30.40	$30.98	$34.57	$28.28

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.02)	(0.14)	(0.20)	(0.21)	(0.05)	(0.22)
Net Realized and Unrealized Gain (Loss)	(10.02)	12.12	6.59	4.40	(3.54)	9.56

Total from Investment Operations	(10.04)	11.98	6.39	4.19	(3.59)	9.34

Dividends and Distributions:
Net Realized Gains	(4.41)	(2.75)	(2.94)	(4.77)	—	(3.05)

Total Dividends and Distributions	(4.41)	(2.75)	(2.94)	(4.77)	—	(3.05)

Redemption Fees ( Note 2)	—	—	—	—	—	0.00(3)

Net Asset Value, End of Year/Period	$28.63	$43.08	$33.85	$30.40	$30.98	$34.57

Total Return †	(26.01)%	37.35%	22.71%	18.51%	(10.38)%	35.54%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$203,007	$312,119	$210,258	$186,008	$166,180	$187,736
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.92%	0.96%‡	1.10%‡	1.10%‡	1.10%**‡(4)	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.92%	0.92%	0.94%	0.95%	0.92%**(4)	1.15%
Ratio of Net Investment Income to Average Net Assets (Including Waivers)	(0.07)%	(0.37)%	(0.66)%	(0.72)%	(0.88)%**	(0.72)%
Portfolio Turnover Rate	57%	66%	49%	56%	4%***	50%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

*	Per share calculations were performed using average shares for the period.

**	Annualized

***	Not Annualized

(1)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund changed its fiscal year end to October 31, 2018. See Note 1 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
ALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

(2)

On February 12, 2018, the All Cap Growth Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT All Cap Growth Fund. Class R and Class I shares of the All Cap Growth Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of The Advisors’ Inner Circle Fund AT All Cap Growth Fund. Information presented prior to February 12, 2018 is that of the Predecessor Fund. On June 25, 2018, the name of the AT All Cap Growth Fund changed to CIBC Atlas All Cap Growth Fund. See Note 1 in Notes to Financial Statements.

(3)	Less than $0.005 per share.

(4)	The Ratio of Expenses to Average Net Assets includes the effects of fees paid indirectly. If these expense offsets were excluded, the ratios would have been the same.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period or Year

	Year Ended October 31,				Period
					Ended	Year Ended
					October 31,	August 31,
Institutional Class Shares	2022	2021	2020	2019	2018 (1)	2018 (2)
Net Asset Value, Beginning of Year/Period	$58.99	$43.35	$43.60	$38.44	$40.60	$36.55

Income (Loss) from Investment Operations:

Net Investment Income*	0.78	0.42	0.32	0.22	—	0.30

Net Realized and Unrealized Gain (Loss)	(7.52)	18.46	1.19	7.19	(2.10)	5.35

Total from Investment Operations	(6.74)	18.88	1.51	7.41	(2.10)	5.65

Dividends and Distributions:

Net Investment Income	(0.89)	(0.71)	(0.48)	(0.37)	(0.06)	(0.81)

Net Realized Gains	(3.09)	(2.53)	(1.28)	(1.88)	—	(0.79)

Total Dividends and Distributions	(3.98)	(3.24)	(1.76)	(2.25)	(0.06)	(1.60)

Redemption Fees ( Note 2)	—	—	—	—	—	—

Net Asset Value, End of Year/Period	$48.27	$58.99	$43.35	$43.60	$38.44	$40.60

Total Return †	(12.16)%	45.57%	3.45%	20.94%	(5.19)%	15.88%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$309,495	$220,298	$133,560	$136,194	$111,468	$115,914
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.90%	0.95%‡	1.10%‡	1.10%‡	1.10%**‡(3)	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.90%	0.91%	0.94%	0.95%	0.90%**(3)	1.18%
Ratio of Net Investment Income to Average Net Assets (Including Waivers)	1.51%	0.81%	0.74%	0.55%	(0.02)%**	0.79%
Portfolio Turnover Rate	23%	30%	30%	23%	3%***	30%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

*	Per share calculations were performed using average shares for the period.

**	Annualized

***	Not Annualized

(1)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas Equity Income Fund changed its fiscal year end to October 31, 2018. See Note 1 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

(2)

On February 12, 2018, the Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Equity Income Fund (the “AT Equity Income Fund”). Class R and Class I shares of the Equity Income Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT Equity Income Fund. Information presented prior to February 12, 2018 is that of the Equity Income Predecessor Fund. On June 25, 2018, the name of the AT Equity Income Fund changed to CIBC Atlas Equity Income Fund. See Note 1 in Notes to Financial Statements.

(3)	The Ratio of Expenses to Average Net Assets includes the effects of fees paid indirectly. If these expense offsets were excluded, the ratios would have been the same.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period or Year

	Year Ended October 31,			Period Ended
				October 31,
Institutional Class Shares	2022	2021	2020	2019(1)

Net Asset Value, Beginning of Period/Year	$13.34	$10.66	$10.38	$10.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.17	0.07	0.06	0.03
Net Realized and Unrealized Gain (Loss)	(3.41)	2.64	0.24	0.35

Total from Investment Operations	(3.24)	2.71	0.30	0.38

Dividends and Distributions:
Net Investment Income	(0.04)	(0.03)	(0.01)	—
Net Realized Gains	(0.21)	—	(0.01)	—

Total Dividends and Distributions	(0.25)	(0.03)	(0.02)	—

Net Asset Value, End of Period/Year	$9.85	$13.34	$10.66	$10.38

Total Return †	(24.69)%	25.46%	2.81%	3.80%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$333,970	$415,395	$197,524	$53,911
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.94%	0.94%	1.12%‡	1.21%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.94%	0.94%	1.07%	1.74%**
Ratio of Net Investment Income to Average Net Assets	1.44%	0.53%	0.60%	0.65%**
Portfolio Turnover Rate	14%	13%	10%	6%***

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

(1)	The Fund commenced operations on May 31, 2019.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

*	Per share calculations were performed using average shares for the period.

**	Annualized

***	Not Annualized

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 28 funds. The financial statements herein are those of the CIBC Atlas Disciplined Equity Fund (the “Disciplined Equity Fund”), CIBC Atlas Mid Cap Equity Fund (the “Mid Cap Equity Fund”), CIBC Atlas Income Opportunities Fund (the “Income Opportunities Fund”), CIBC Atlas All Cap Growth Fund (the “All Cap Growth Fund”), CIBC Atlas Equity Income Fund (the “Equity Income Fund”), and the CIBC Atlas International Growth Fund (the “International Growth Fund”), (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The investment objective of the Disciplined Equity Fund is to seek long-term capital appreciation and, secondarily, current income by investing primarily in equity securities of U.S. and foreign issuers. The investment objective of the Mid Cap Equity Fund is to seek long-term capital appreciation by investing primarily (at least 80% of its net assets) in equity securities of mid-capitalization companies. The investment objective of the Income Opportunities Fund is to seek current income and long-term capital appreciation by investing primarily (at least 80% of its net assets) in income producing securities. The investment objective of the All Cap Growth Fund is to seek long-term capital appreciation by investing primarily in equity securities of U.S. companies. The investment objective of the Equity Income Fund is to seek current income, and secondarily, modest capital appreciation by investing primarily (at least 80% of its net assets) in equity securities. The investment objective of the International Growth Fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. issuers and common stocks and American Depositary Receipts (“ADRs”) of foreign issuers. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

On January 26, 2018, the shareholders of the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Predecessor Fund”) and Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund” and, together with the All Cap Growth Predecessor Fund, the “Predecessor Funds”) approved a proposed agreement and plan of reorganization (the “Reorganization”) that provided for

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022

the acquisition of all the assets and assumption of all the liabilities of the Predecessor Funds in exchange for Institutional Class Shares of the AT All Cap Growth Fund and the AT Equity Income Fund on February 12, 2018 in a tax-free transaction. The All Cap Growth Fund and the Equity Income Fund had no operations prior to the Reorganization. The Predecessor Funds were managed by Geneva Advisors, LLC prior to its acquisition by AT Investment Advisers, Inc. The Predecessor Funds had substantially similar investment objectives, investment strategies, policies and restrictions as those of the All Cap Growth Fund and the Equity Income Fund. The financial statements and financial highlights reflect the financial information of the Predecessor Funds prior to February 12, 2018.

Effective June 25, 2018, the name of the AT Disciplined Equity Fund, AT Mid Cap Equity Fund, AT Income Opportunities Fund, AT All Cap Growth Fund and AT Equity Income Fund changed to CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund, respectively. Each Fund’s name change had no impact on the Funds’ operations or investment objectives.

Effective June 25, 2018, AT Investment Advisers, Inc. changed its name to CIBC Private Wealth Advisors, Inc. The name change had no impact to the management or operations of the Funds.

At a meeting held on February 27, 2018, the Board of Trustees of The Advisors’ Inner Circle Fund approved a change in the fiscal year end from August 31st to October 31st for the CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund. The change in fiscal year end was effective on October 31, 2018.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during

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the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investment companies held in the Funds’ portfolios are valued at the published net asset value.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022

and at the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”).

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth record keeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Fund through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value Procedures for the Fund. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Board and were implemented through a Fair Value Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2022, there were no securities which were fair valued by the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022

their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022

current period or year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2022, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Interest income is recognized on the accrual basis from settlement date. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and included in interest income.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies,

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OCTOBER 31, 2022

currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options Written/Purchased — The Income Opportunities Fund invests in financial options contracts to add return or to economically hedge its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities’ prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received from writing or paid for purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

For the year ended October 31, 2022, the average quarterly balances for written options were as follows:

Average Market Value Balance Short for Written Options:	$100,474

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

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OCTOBER 31, 2022

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Net realized and unrealized gains or losses associated with written equity options are reported on the Statement of Operations as net realized gain or loss on written equity options and net change in unrealized depreciation or appreciation on written equity options. Written options transactions entered into during the year ended October 31, 2022, are subject to equity risk.

Master Limited Partnerships (“MLPs”) — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Expenses — Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income, if any, at least annually.

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OCTOBER 31, 2022

For each Fund, any net realized capital gains, if any, are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — Prior to February 12, 2018, the All Cap Growth Fund and Equity Income Fund imposed a 2.00% redemption fee on the current value of shares redeemed less than 60 days from the date of purchase. After February 12, 2018, no redemption fee was charged. The redemption fee was recorded as an increase to paid-in capital. The redemption fees retained by the Funds are reported on the Statements of Changes in Net Assets.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2022, the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund and International Growth Fund incurred $748,701, $357,853, $304,146, $117,457, $120,206 and $169,638 respectively, for these services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. For the year ended October 31, 2022, the Disciplined Equity Fund,

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022

Mid Cap Equity Fund, Income Opportunities, All Cap Growth Fund, Equity Income Fund and International Growth Fund earned credits of $330, $108, $95, $329, $223 and $75, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, CIBC Private Wealth Advisors, Inc. (the “Adviser”) provides investment advisory services to the Disciplined Equity Fund at a fee, which is calculated daily and paid monthly at the following rates based on the average daily net assets of the Disciplined Equity Fund: 0.695% of the first $250 million, 0.670% of the next $250 million, 0.645% of the next $500 million, 0.620% of the next $1.5 billion, 0.595% of the next $2.5 billion, 0.570% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.520% of any amount above $10 billion.

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, and International Growth Fund at a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Mid Cap Equity Fund, 0.60% of the average daily net assets of the Income Opportunities Fund, 0.82% of the average daily net assets of the All Cap Growth Fund, 0.80% of the average daily net assets of the Equity Income Fund and 0.82% of the average daily net assets of the International Growth Fund.

The Adviser contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual Fund operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, collectively “excluded expenses”) from exceeding 0.80%, 1.00%, 0.85%, 1.10%, 1.10%, and 1.21% of the average daily net assets of the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, and International Growth Fund, respectively, until February 28, 2023. Refer to waiver of investment advisory fees on the Statements of Operations for fees waived for the year ended October 31, 2022. In addition, if at any point total annual Fund operating expenses (not including excluded

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022

expenses) are below a Fund’s expense cap, the Adviser may receive from the Fund the difference between total annual operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its (or, with respect to the All Cap Growth Fund and Equity Income Fund) prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated at any time. As of October 31, 2022, there are no previously waived fees that are eligible to be recaptured from the Funds.

6. Capital Share Transactions:

	Disciplined Equity Fund
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)

Institutional Class Shares

Issued	4,378,552	120,263,532	4,376,393	123,171,600

Reinvestment of Dividends and Distributions	3,985,227	122,653,036	1,421,987	37,070,09	6

Redeemed	(6,778,531)	(189,794,002)	(5,507,577)	(155,211,931)

Net Increase in Shares Outstanding from Share Transactions	1,585,248	53,122,566	290,803	5,029,765

	Mid Cap Equity Fund
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)

Institutional Class Shares

Issued	4,654,197	84,336,573	3,153,464	67,006,913

Reinvestment of Dividends and Distributions	4,234,603	90,705,196	1,022,634	20,411,779

Redeemed	(8,428,987)	(155,924,314)	(5,252,204)	(110,460,076)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	459,813	19,117,455	(1,076,106)	(23,041,384)

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OCTOBER 31, 2022

	Income Opportunities Fund
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)

Institutional Class Shares
Issued	6,241,419	91,409,407	5,660,743	83,020,172
Reinvestment of Dividends and Distributions	1,839,033	27,757,013	728,375	10,677,794
Redeemed	(4,822,455)	(68,702,598)	(3,840,564)	(55,827,996)

Net Increase in Shares Outstanding from Share Transactions	3,257,997	50,463,822	2,548,554	37,869,970

	All Cap Growth Fund
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)

Institutional Class Shares
Issued	770,352	26,549,915	1,258,874	47,039,684
Reinvestment of Dividends and Distributions	815,193	31,719,169	492,108	17,100,739
Redeemed	(1,739,675)	(55,683,174)	(716,675)	(26,541,298)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	(154,130)	2,585,910	1,034,307	37,599,125

	Equity Income Fund
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)

Institutional Class Shares
Issued	3,038,856	155,532,036	693,311	36,163,192
Reinvestment of Dividends and Distributions	289,009	15,769,034	213,150	10,050,215
Redeemed	(650,076)	(32,868,125)	(252,702)	(12,817,680)

Net Increase in Shares Outstanding from Share Transactions	2,677,789	138,432,945	653,759	33,395,727

	International Growth Fund
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)

Institutional Class Shares
Issued	9,595,418	110,842,357	13,862,590	182,198,114
Reinvestment of Dividends and Distributions	623,799	7,942,446	39,009	502,824
Redeemed	(7,468,492)	(82,973,294)	(1,275,150)	(16,841,559)

Net Increase in Shares Outstanding from Share Transactions	2,750,725	35,811,509	12,626,449	165,859,379

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OCTOBER 31, 2022

7. Investment Transactions:

The cost of purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2022, are as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Disciplined Equity Fund	$208,670,115	$300,938,772	$–	$–
Mid Cap Equity Fund	149,398,141	213,275,196	–	–
Income Opportunities Fund	129,357,508	120,532,240	21,407,695	6,144,072
All Cap Growth Fund	141,230,022	175,784,592	–	–
Equity Income Fund	169,075,447	56,720,608	–	–
International Growth Fund	88,274,365	51,568,732	–	–

8.Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences are primarily related to foreign currency gain/(loss), REITs capital gain, paydown gain/(loss), and partnership investments.

The permanent differences that are credit or charged to Paid-in Capital and Distribution Earnings/(Accumulated Loss) as of October 31, 2022 are primarily attributable to partnership reclassifications, and net operating losses have been reclassified to/(from) the following accounts for the year ended October 31, 2022.

	Distributable Earnings/ (Accumulated Loss)	Paid-in Capital
Mid Cap Equity Fund	$3,742,973	$(3,742,973)
All Cap Growth Fund	972,965	(972,965)
Equity Income Fund	5,935	(5,935)

These reclassifications had no impact on the net assets or net values of the Fund.

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OCTOBER 31, 2022

The tax character of dividends and distributions paid during the years ended October 31, 2022 and October 31, 2021 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Disciplined Equity Fund
2022	$9,284,442	$113,761,841	$123,046,283
2021	8,774,493	28,397,668	37,172,161

Mid Cap Equity Fund
2022	–	91,134,908	91,134,908
2021	–	20,474,222	20,474,222
Income Opportunities Fund
2022	13,341,217	14,597,768	27,938,985
2021	10,716,781	–	10,716,781
All Cap Growth Fund
2022	–	32,006,452	32,006,452
2021	–	17,178,258	17,178,258
Equity Income Fund
2022	4,027,127	12,078,939	16,106,066
2021	2,375,619	7,765,451	10,141,070
International Growth Fund
2022	1,287,622	6,678,653	7,966,275
2021	672,201	–	672,201

As of October 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Late-Year Loss Deferral	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Loss)
Disciplined Equity Fund	$9,511,327	$43,879,925	$—	$—	$637,125,629	$(1)	$690,516,880
Mid Cap Equity Fund	—	10,359,141	(1,647,561)	—	213,416,086	223	222,127,889
Income Opportunities Fund	307,837	—	—	(4,229,829)	98,124,305	1	94,202,314
All Cap Growth Fund	—	11,624,870	—	—	51,636,680	(4)	63,261,546
Equity Income Fund	—	4,224,565	—	—	62,237,808	(5,344,155)	61,118,218
International Growth Fund	5,431,768	—	—	(15,028,685)	(44,497,097)	2	(54,094,012)

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2022 through October 31, 2022. The funds can elect to treat them as arising in the first date of the following fiscal year.

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OCTOBER 31, 2022

The Funds have capital loss carryforwards as follows:

	Short-Term Loss	Long-Term Loss	Total
Income Opportunities Fund	$4,229,829	$—	$4,229,829
International Growth Fund	8,562,110	6,466,575	15,028,685

During the year ended October 31, 2022, the Funds did not utilize capital loss carryforwards, to offset capital gains.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales, investment in Partnerships, and perpetual bonds.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2022, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Disciplined Equity Fund	$805,741,946	$646,269,918	$(9,144,289)	$637,125,629
Mid Cap Equity Fund	467,164,512	233,909,899	(20,493,813)	213,416,086
Income Opportunities Fund	508,597,322	137,670,717	(39,546,412)	98,124,305
All Cap Growth Fund	149,127,093	56,551,049	(4,914,369)	51,636,680
Equity Income Fund	245,428,457	68,807,814	(6,570,006)	62,237,808
International Growth Fund	377,706,030	18,640,565	(63,137,662)	(44,497,097)

9. Concentration of Risk:

As with all mutual funds, there is no guarantee that the Funds will achieve their investment objectives. You could lose money by investing in the Funds. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below.

Equity Risk (Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Since they purchase equity securities, the Funds are subject

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to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/ or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Foreign Securities Risk (Disciplined Equity Fund) — Investments in securities of foreign issuers (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Foreign Currency Risk (Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Micro-, Small- and Medium-Capitalization Company Risk (Mid Cap Equity

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Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Investing in equity securities of micro-, small- and medium-capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Preferred Stock Risk (Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund) — Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Interest Rate Risk (Income Opportunities Fund) — The risk that the value of fixed income securities will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Credit Risk (Income Opportunities Fund) — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Corporate Fixed Income Securities Risk (Income Opportunities Fund) — The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers.

U.S. Government Securities Risk (Income Opportunities Fund) — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies

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or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Management Risk (Disciplined Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk (Disciplined Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Convertible Securities Risk (Mid Cap Equity Fund, Income Opportunities Fund, Equity Income Fund) — The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of underlying common stock because of the conversion or exercise feature.

Investment Style Risk (Mid Cap Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth

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company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Fund to underperform other equity funds that use differing investing styles.

Fixed Income Market Risk (Income Opportunities Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Mortgage-Backed Securities Risk (Income Opportunities Fund) — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk (Income Opportunities Fund) — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High Yield Bond Risk (Income Opportunities Fund) — High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Derivatives Risk (Income Opportunities Fund) — The Fund’s use of put and call options is subject to market risk, leverage risk, correlation risk, liquidity

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risk, credit risk and valuation risk. Credit risk is described above. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Leverage Risk (Income Opportunities Fund) — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk (Income Opportunities Fund) — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Risks of Investing in Other Investment Companies (Income Opportunities Fund) — To the extent the Fund invests in other investment companies, such as ETFs and closed-end funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the

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most optimal time, which could adversely affect Fund performance.

Depositary Receipts Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Depositary receipts, including ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

The Fund may invest in unsponsored ADRs, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs thereof, and the depositaries of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

Emerging Markets Securities Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

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Large-Capitalization Company Risk (Disciplined Equity, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

MLPs Risk (Equity Income Fund) — To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

REIT Risk (Equity Income Fund, International Growth Fund) — REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation.

Foreign Issuer Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Investing in foreign issuers, including direct investments and investments through ADRs, poses additional risks since political, social, regulatory, currency and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the SEC and foreign issuers are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Foreign Company Risk (Mid Cap Equity Fund, Income Opportunities Fund) — Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events

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unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Funds. A more complete description of risks associated with the Funds is included in the prospectus and statement of additional information.

10. Line of Credit:

The Funds entered into an agreement on August 1, 2022, which enables them to participate in a $30 million uncommitted revolving line of credit with the Custodian. The agreement expires on July 31, 2023. The proceeds from the borrowings shall be used to finance the Funds’ short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on borrowings during the period at the Custodian’s current reference rate. During the year ended October 31, 2022, there were no borrowings in the Funds.

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11. Other:

At October 31, 2022, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, which were comprised of omnibus accounts that were held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership

Disciplined Equity Fund	2	94%

Mid Cap Equity Fund	2	98%

Income Opportunities Fund	2	96%

All Cap Growth Fund	2	85%

Equity Income Fund	2	80%

International Growth Fund	2	97%

12. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

13. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2022.

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OCTOBER 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and the Shareholders of CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund, CIBC Atlas Equity Income Fund and CIBC Atlas International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund, CIBC Atlas Equity Income Fund and CIBC Atlas International Growth Fund (collectively referred to as the “Funds”) (six of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2022, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2022, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual series constituting The Advisors’ Inner Circle Fund	Statements of operations	Statements of changes in net assets	Financial highlights
CIBC Atlas Disciplined Equity Fund	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the five years in the period ended October 31, 2022
CIBC Atlas Mid Cap Equity Fund	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the five years in the period ended October 31, 2022
CIBC Atlas Income Opportunities Fund	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the five years in the period ended October 31, 2022
CIBC Atlas All Cap Growth Fund	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the four years in the period ended October 31, 2022, the period September 1, 2018 through October 31, 2018, and the year ended August 31, 2018

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Individual series constituting The Advisors’ Inner Circle Fund	Statements of operations	Statements of changes in net assets	Financial highlights
CIBC Atlas Equity Income Fund	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the four years in the period ended October 31, 2022, the period September 1, 2018 through October 31, 2018, and the year ended August 31, 2018
CIBC Atlas International Growth Fund	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the three years in the period ended October 31, 2022 and the period May 31, 2019 (commencement of operations) through October 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from

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brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more CIBC Private Wealth Advisors, Inc. investment companies since 2013.

Philadelphia, Pennsylvania

December 23, 2022

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2022 to October 31, 2022.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/22	Ending Account Value 10/31/22	Annualized Expense Ratios	Expenses Paid During Period*
CIBC Atlas Disciplined Equity Fund
Actual Fund Return Institutional Class Shares	$1,000.00	$949.10	0.72%	$3.54
Hypothetical 5% Return Institutional Class Shares	$1,000.00	$1,021.58	0.72%	$3.67
CIBC Atlas Mid Cap Equity Fund
Actual Fund Return Institutional Class Shares	$1,000.00	$964.90	0.83%	$4.11
Hypothetical 5% Return Institutional Class Shares	$1,000.00	$1,021.02	0.83%	$4.23
CIBC Atlas Income Opportunities Fund
Actual Fund Return Institutional Class Shares	$1,000.00	$940.10	0.69%	$3.37
Hypothetical 5% Return Institutional Class Shares	$1,000.00	$1,021.73	0.69%	$3.52
CIBC Atlas All Cap Growth Fund
Actual Fund Return Institutional Class Shares	$1,000.00	$918.80	0.92%	$4.45
Hypothetical 5% Return Institutional Class Shares	$1,000.00	$1,020.57	0.92%	$4.69
CIBC Atlas Equity Income Fund
Actual Fund Return Institutional Class Shares	$1,000.00	$948.60	0.90%	$4.42
Hypothetical 5% Return Institutional Class Shares	$1,000.00	$1,020.67	0.90%	$4.58
CIBC Atlas International Growth Fund
Actual Fund Return Institutional Class Shares	$1,000.00	$877.90	0.94%	$4.45
Hypothetical 5% Return Institutional Class Shares	$1,000.00	$1,020.47	0.94%	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

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RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Board Considerations in Renewing the Advisory Agreement for the CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund, CIBC Atlas Equity Income Fund and CIBC Atlas International Growth Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 16, 2022 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions;

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and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board in the written materials or through public disclosure, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022

those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022

by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect there to) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES [3],[4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

Trustees.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-328-3863. The following chart lists Trustees and Officers as of October 31, 2022.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES[3]

Kathleen Gaffney (Born: 1961)	Trustee (since 2022)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
Monica Walker (Born: 1958)	Trustee (since 2022)	Retired since 2017. Co-Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Holland Capital Management, LLC from 1991 to 2017.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

None.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS (continued)

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Matthew M. Maher (Born: 1975)	Vice President (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014.
	Secretary (since 2020)	Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Privacy Officer (from 2015 – May 2022 and since November 2022) Anti-Money Laundering Officer (from 2015 – May 2022 and since November 2022)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2022 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2022, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Qualifying Business Income(6)
Disciplined Equity Fund	92.45%	7.55%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%	0.00%
Mid Cap Equity Fund	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Income Opportunities Fund	52.25%	47.75%	100.00%	67.90%	71.83%	0.00%	33.46%	0.00%	0.00%
All Cap Growth Fund	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Equity Income Fund	75.00%	25.00%	100.00%	93.39%	95.27%	0.00%	0.00%	100.00%	0.00%
International Growth Fund(7)	79.37%	20.63%	100.00%	2.94%	100.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of “Ordinary Income Distributions” (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short-term capital gain and net investment income distributions). It is the intention of the aforementioned Funds to designate the maximum amount permitted by the law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents that amount of ordinary income that qualified for 20% Business Income Deduction.

(7)

The International Growth Fund accrued foreign taxes during the fiscal year ended October 31, 2022, amounted to $448,451 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 for the year ending December 31, 2022. In addition, for the fiscal year ended October 31, 2022, the gross income derived from sources within foreign

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022

countries amounted to $5,848,762.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2022

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 24, 2022, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Funds’ liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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CIBC Atlas Funds

PO Box 219009

Kansas City, MO 64121-9009

1-855-328-3863

Adviser:

CIBC Private Wealth Advisors, Inc.

181 West Madison Street, 36th Floor

Chicago, IL 60602

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

ATF-AR-001-0900

Item 2.     Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.     Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.     Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022					2021
		All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval		All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$72,710		None	None		$104,400		None	None
(b)	Audit-Related Fees	None		None	None		None		None	None
(c)	Tax Fees	$10,000	(2)	None	$256,295	(4)	$10,000	(2)	None	$150,670	(4)
(d)	All Other Fees	None		None	$86,500	(5)	None		None	$385,179	(5)

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022				2021
		All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$529,590		None	None	$719,590	None	None
(b)	Audit-Related Fees	$10,000	(6)	None	None	None	None	None
(c)	Tax Fees	$2,000	(3)	None	None	None	None	None
(d)	All Other Fees	None		None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022			2021
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$61,000	None	None	$77,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Final tax compliance services provided to McKee International Equity Portfolio.

(3)	Common Reporting Standard (“CRS”) tax services for the Sands Capital Global Growth Fund.

(4)	Tax compliance services provided to service affiliates of the funds.

(5)	Non-audit assurance engagements for service affiliates of the funds.

(6)	Fees related to consents for Cambiar N-14 filings.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2022	2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $342,795 and $535,849 for 2022 and 2021, respectively.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $2,000 and $0 for 2022 and 2021, respectively.

(g)    The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2022 and 2021, respectively.

(h)    During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)    Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.     Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.     Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.     Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 6, 2023